4. Related Party Transactions	9 Months Ended
Sep. 30, 2012
Related Party Transactions Disclosure [Text Block]
4.      Related Party Transactions

a)
As at September 30, 2012, the Company owes $334,657 (December 31, 2011 - $312,137) to a company controlled by officers and directors of the Company.  The amounts owing are unsecured, bears interest at 10% per annum, and due by August 15, 2012.  As at September 30, 2012, the Company has recorded accrued interest of $34,657 included in accounts payable and accrued liabilities – related party. As at September 30, 2012, the amount owed and the accrued interest are in default pursuant to the agreement.

b)
As of September 30, 2012, the Company has incurred $32,250 (December 31, 2011 - $9,000) to the President and CEO of the Company for consulting services. As at September 30, 2012 the Company recorded a related party accounts payable of $3,750 included in accounts payable and accrued liabilities – related party.